BLACKROCK FUNDSSM

BlackRock Total Factor Fund

(the “Fund”)

Supplement dated December 2, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated November 27, 2020

Effective December 1, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Total Factor Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Total Factor Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Philip Hodges, PhD	2012	Managing Director of BlackRock, Inc.
He Ren	2020	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of Total Factor Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF TOTAL FACTOR FUND
Total Factor Fund is managed by a team of financial professionals. Philip Hodges, PhD, and He Ren are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Hodges, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Member of Market Advantage Investment Committee since 2009; Associate at Barclays Global Investors from 2007 to 2009.
He Ren	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2015 to 2020.

Shareholders should retain this Supplement for future reference.

ALLPRO-TFF-1220SUP